UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    April 3,2006
The Lamson & Sessions Co.

(Exact name of registrant as specified in its charter)

Ohio	1-313	34-0349210

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25701 Science Park Drive, Cleveland,Ohio	44122-7313

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 464-3400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) On March 30, 2006, Francis H. Beam, Jr. and Martin J. Cleary notified The Lamson & Sessions Co. (the “Company”) that they will retire from the Board of Directors of the Company, effective immediately after the Annual Meeting of Shareholders of the Company to be held on April 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LAMSON & SESSIONS CO.

By:	/s/ James J. Abel

	Name:	James J. Abel
	Title:	Executive Vice President, Secretary, Treasurer and Chief Financial Officer
Dated: April 3, 2006

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